INVESCO TAX-FREE INTERMEDIATE FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-7890
SERIES NO.:        1

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $  13,399
          2  Dividends for a second class of open-end company shares (000's
             Omitted)
             Class A2         $   1,360
             Class C          $     173
             Class Y          $   4,429
             Class R5         $     195

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.1638
          2 Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class A2         $  0.1782
             Class C          $  0.1204
             Class Y          $  0.1782
             Class R5         $  0.1794

74U.      1  Number of shares outstanding (000's Omitted)
             Class A             79,097
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class A2             7,681
             Class C              2,659
             Class Y             29,270
             Class R5             1,117

74V.      1  Net asset value per share (to nearest cent)
             Class A          $   11.65
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class A2         $   11.66
             Class C          $   11.65
             Class Y          $   11.65
             Class R5         $   11.65

INVESCO TAX-EXEMPT CASH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-7890
SERIES NO.:        3

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $       2
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class Y          $       0
             Investor Class   $       1

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.0000
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class Y          $  0.0000
             Investor Class   $  0.0000

74U.      1  Number of shares outstanding (000's Omitted)
             Class A             39,820
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class Y              9,742
             Investor Class      12,973

74V.      1  Net asset value per share (to nearest cent)
             Class A          $    1.00
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class Y          $    1.00
             Investor Class   $    1.00

INVESCO HIGH YIELD MUNICIPAL FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-7890
SERIES NO.:        5

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $ 124,544
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class B          $   2,304
             Class C          $  25,903
             Class Y          $  25,467
             Class R5         $      97

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.2634
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class B          $  0.2645
             Class C          $  0.2272
             Class Y          $  0.2759
             Class R5         $  0.2768

74U.      1  Number of shares outstanding (000's Omitted)
             Class A            482,943
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B              8,304
             Class C            122,510
             Class Y            121,583
             Class R5               320


74V.      1  Net asset value per share (to nearest cent)
             Class A          $    9.84
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $    9.89
             Class C          $    9.81
             Class Y          $    9.86
             Class R5         $    9.85

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-7890
SERIES NO.:        10

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $   6,692
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class B          $     113
             Class C          $   1,712
             Class Y          $   2,666

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.1786
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class B          $  0.1822
             Class C          $  0.1447
             Class Y          $  0.1922

74U.      1  Number of shares outstanding (000's Omitted)
             Class A             38,813
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                577
             Class C             12,332
             Class Y             13,989

74V.      1  Net asset value per share (to nearest cent)
             Class A          $   11.16
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $   11.38
             Class C          $   11.14
             Class Y          $   11.15

INVESCO MUNICIPAL INCOME FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-7890
SERIES NO.:        11

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $  33,353
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class B          $     258
             Class C          $   1,657
             Class Y          $   9,112
             Investor Class   $   2,436

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.2815
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class B          $  0.2311
             Class C          $  0.2305
             Class Y          $  0.2982
             Investor Class   $  0.2880

74U.      1  Number of shares outstanding (000's Omitted)
             Class A            118,302
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B              1,045
             Class C              7,377
             Class Y             30,513
             Investor Class       8,445

74V.      1  Net asset value per share (to nearest cent)
             Class A          $   13.63
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $   13.60
             Class C          $   13.57
             Class Y          $   13.63
             Investor Class   $   13.65

INVESCO NEW YORK TAX FREE INCOME FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2014
FILE NUMBER:       811-7890
SERIES NO.:        12

72DD.     1  Total income dividends for which record date passed during the period. (000's Omitted)
             Class A          $   2,278
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class B          $      53
             Class C          $     297
             Class Y          $     119

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
          1  Dividends from net investment income
             Class A          $  0.3036
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class B          $  0.3042
             Class C          $  0.2452
             Class Y          $  0.3225

74U.      1  Number of shares outstanding (000's Omitted)
             Class A             7,432
          2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                161
             Class C              1,217
             Class Y                433

74V.      1  Net asset value per share (to nearest cent)
             Class A          $   15.85
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B          $   15.88
             Class C          $   15.83
             Class Y          $   15.83